UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement dated as of February 1, 2005, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-4XS
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K /A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K /A relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-4XS, which was made on April 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.02 of the Trust Agreement for the distribution on April 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES ADMINISTRATOR UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: May 26, 2005
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Administrator:
Amanda Hellyer 312.904.6299
amanda.hellyer@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-4
Page 5-8

Page 10-11
Page 12-13

Page 15-18
Page 19-22
Page 23-26
Page 27-30
Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC54XS
SASC54XS_200504_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-Feb-05
25-Mar-05
26-Mar-40
Parties to The Transaction
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc./Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.295336%
2.850000%
3.020000%
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments - Pools 1&2
Revised Date:
ABN AMRO Acct: 722414.2
950.902811462
67.300859449
0.000000000
883.601952013
2.431933907
3.140000000%
0.00
0.00
0.000000000
2.97000000%
0.000000000
86359B4Q1
1-A1
136,413,000.00
9,180,712.14
0.00
120,534,793.08
331,747.40
129,715,505.22
1000.000000000
0.000000000
0.000000000
1000.000000000
4.183333333
5.020000000%
0.00
0.00
0.000000000
5.02000000%
0.000000000
86359B4R9
1-A2A
15,000,000.00
0.00
0.00
15,000,000.00
62,750.00
15,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891666693
4.670000000%
0.00
0.00
0.000000000
4.67000000%
0.000000000
86359B4S7
1-A2B
62,645,000.00
0.00
0.00
62,645,000.00
243,793.46
62,645,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166666798
5.000000000%
0.00
0.00
0.000000000
5.00000000%
0.000000000
86359B4T5
1-A3
25,312,000.00
0.00
0.00
25,312,000.00
105,466.67
25,312,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.441667000
5.330000000%
0.00
0.00
0.000000000
5.33000000%
0.000000000
86359B4U2
1-A4A
10,000,000.00
0.00
0.00
10,000,000.00
44,416.67
10,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359B4V0
1-A4B
27,648,000.00
0.00
0.00
27,648,000.00
120,960.00
27,648,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.041666667
4.850000000%
0.00
0.00
0.000000000
4.85000000%
0.000000000
86359B4W8
1-A5A
9,900,000.00
0.00
0.00
9,900,000.00
40,012.50
9,900,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.158333333
4.990000000%
0.00
0.00
0.000000000
4.99000000%
0.000000000
86359B4X6
1-A5B
20,880,000.00
0.00
0.00
20,880,000.00
86,826.00
20,880,000.00
980.744693944
19.861341581
0.000000000
960.883352363
4.143646314
5.070000000%
0.00
0.00
0.000000000
5.07000000%
0.000000000
86359B4Y4
2-A1A
116,482,000.00
2,313,488.79
0.00
111,925,614.65
482,660.21
114,239,103.44
980.744693756
19.861341923
0.000000000
960.883351833
4.143646515
5.070000000%
0.00
0.00
0.000000000
5.07000000%
0.000000000
86359B4Z1
2-A1B
15,135,000.00
300,601.41
0.00
14,542,969.53
62,714.09
14,843,570.94
1000.000000000
0.000000000
0.000000000
1000.000000000
2.858889102
3.490000000%
0.00
0.00
0.000000000
3.32000000%
0.000000000
86359B5A5
M1
10,451,000.00
0.00
0.00
10,451,000.00
29,878.25
10,451,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.074166564
3.740000000%
0.00
0.00
0.000000000
3.57000000%
0.000000000
86359B5B3
M2
8,129,000.00
0.00
0.00
8,129,000.00
24,989.90
8,129,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.573610641
4.320000000%
0.00
0.00
0.000000000
4.15000000%
0.000000000
86359B5C1
M3
6,503,000.00
0.00
0.00
6,503,000.00
23,239.19
6,503,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
72774.800000000
0.00
7,277.48
72774.800000000
N/A
0.000000000
9ABSU1522
P
100.00
0.00
0.00
100.00
7,277.48
100.00
981.992207437
0.000000000
0.000000000
958.203355426
0.000000000
0.00
)
(744,915.45
)
(1.603698172
1.95972819%
0.000000000
N
9ABSU1530
X
464,498,534.22
0.00
0.00
445,084,054.08
0.00
456,133,940.97
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.295336%
2.850000%
3.020000%
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments - Pools 1&2
Revised Date:
ABN AMRO Acct: 722414.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU1548
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(737,637.97
464,498,100.00
455,266,279.60
13,461,534.16
Total
443,471,477.26
11,794,802.34
0.00
1,666,731.82
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.295336%
2.850000%
3.020000%
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments - Pool 3
Revised Date:
ABN AMRO Acct: 722414.2
964.768177860
30.641776222
0.000000000
934.126401637
4.164582582
5.180000000%
0.00
0.00
0.000000000
5.18000000%
0.000000000
86359B5D9
3-A1
84,280,000.00
2,582,488.90
0.00
78,728,173.13
350,991.02
81,310,662.03
1000.000000000
0.000000000
0.000000000
1000.000000000
3.558333333
4.270000000%
0.00
0.00
0.000000000
4.27000000%
0.000000000
86359B5E7
3-A2
24,186,000.00
0.00
0.00
24,186,000.00
86,061.85
24,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.725000000
4.470000000%
0.00
0.00
0.000000000
4.47000000%
0.000000000
86359B5F4
3-A3
81,922,000.00
0.00
0.00
81,922,000.00
305,159.45
81,922,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.991666789
4.790000000%
0.00
0.00
0.000000000
4.79000000%
0.000000000
86359B5G2
3-A4
40,971,000.00
0.00
0.00
40,971,000.00
163,542.58
40,971,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.450000000
5.340000000%
0.00
0.00
0.000000000
5.34000000%
0.000000000
86359B5H0
3-A5
55,379,000.00
0.00
0.00
55,379,000.00
246,436.55
55,379,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.500000000
5.400000000%
0.00
0.00
0.000000000
5.40000000%
0.000000000
86359B5J6
3-M1
2,953,000.00
0.00
0.00
2,953,000.00
13,288.50
2,953,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.583332393
5.500000000%
0.00
0.00
0.000000000
5.50000000%
0.000000000
86359B5K3
3-M2
3,544,000.00
0.00
0.00
3,544,000.00
16,243.33
3,544,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.583333333
5.500000000%
0.00
0.00
0.000000000
5.50000000%
0.000000000
86359B5L1
3-M3
2,067,000.00
0.00
0.00
2,067,000.00
9,473.75
2,067,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU1647
3-P
100.00
0.00
0.00
100.00
0.00
100.00
990.722967256
0.000000000
0.000000000
982.548931212
0.000000000
0.00
)
(168,676.16
)
(0.571198001
0.69185597%
0.000000000
N
9ABSU1654
3-X
295,302,434.05
0.00
0.00
290,149,090.96
0.00
292,562,903.70
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU1662
3-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(168,676.16
295,302,100.00
292,332,762.03
3,773,685.93
Total
289,750,273.13
2,582,488.90
0.00
1,191,197.03
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Revised Date:
Cash Reconciliation Summary
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,183,440.80
0.00
)
(10,957.71
Less Other Adjustment
0.00
Total
3,807,915.09
Unscheduled Interest:
Prepayment Penalties
7,277.45
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
7,277.45
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
3,778,715.56
0.00
0.00
0.00
0.00
126,757.74
310,142.21
436,899.95
928,406.62
12,098,393.06
0.00
0.00
0.00
13,026,799.68
13,463,699.63
17,242,415.19
17,242,415.19
748,696,844.67
2,722
436,899.95
13,026,799.68
45
0.00
0.00
0
0.00
0
735,233,145.04
2,677
325,270.64
2,941,781.60
310,142.21
2,635,432.00
316,459.78
2,694,231.87
47,434.68
0.00
)
(10,957.71
108,875.47
145,352.44
15,002.08
)
(4,044.37
0.00
0.00
10,957.71
10,957.71
0.00
Advance Summary (Advance Made by Servicer)
)
(36,476.97
3,778,715.56
Interest Not Advanced (
Current Period
)
0.00
2,635,432.00
Less Non Recovered
)
(2,882,981.73
)
(318,953.07
0.00
0.00
0.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
0.00
0.00
0.00
Principal Distribution Amount
0.00

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Revised Date:
Cash Reconciliation Summary Pool 1
Pool 1-2 Overcollateralization Deficiency
Pool 1-2 Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
505,986.64
0.00
)
(7,681.21
Less Other Adjustment
0.00
Total
1,719,613.13
Unscheduled Interest:
Prepayment Penalties
2,591.08
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
2,591.08
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
1,710,802.15
0.00
0.00
0.00
0.00
52,886.76
135,201.53
188,088.29
430,378.30
8,042,499.84
0.00
0.00
0.00
8,472,878.14
8,660,966.43
10,371,768.58
10,371,768.58
319,248,436.26
1,212
188,088.29
8,472,878.14
27
0.00
0.00
0
0.00
0
310,587,469.83
1,185
141,628.77
1,363,091.68
135,201.53
1,221,307.70
139,006.57
1,257,196.11
19,083.27
0.00
)
(7,681.21
47,710.36
59,112.43
10,878.57
)
(3,197.36
0.00
0.00
7,681.21
7,681.21
0.00
Advance Summary (Advance Made by Servicer)
)
(11,402.07
1,710,802.15
Interest Not Advanced (
Current Period
)
0.00
1,221,307.70
Less Non Recovered
)
(1,327,203.27
)
(137,823.73
0.00
0.00
1,612,676.82
13,068.18
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
8,660,966.43
0.00
8,660,966.43
Principal Distribution Amount
0.00

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Revised Date:
Cash Reconciliation Summary Pool 2
Pool 1-2 Overcollateralization Deficiency
Pool 1-2 Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
213,923.81
0.00
)
(181.36
Less Other Adjustment
0.00
Total
707,930.36
Unscheduled Interest:
Prepayment Penalties
4,686.40
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
4,686.40
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
704,348.32
0.00
0.00
0.00
0.00
5,847.43
15,088.83
20,936.26
15,118.80
2,352,865.40
0.00
0.00
0.00
2,367,984.20
2,388,920.46
3,093,268.78
3,093,268.78
136,885,504.71
740
20,936.26
2,367,984.20
13
0.00
0.00
0
0.00
0
134,496,584.25
727
16,130.95
548,303.37
15,088.83
494,187.91
15,451.21
507,165.48
8,449.80
0.00
)
(181.36
20,116.11
28,384.54
1,028.37
)
(847.01
0.00
0.00
181.36
181.36
0.00
Advance Summary (Advance Made by Servicer)
)
(8,268.44
704,348.32
Interest Not Advanced (
Current Period
)
0.00
494,187.91
Less Non Recovered
)
(535,325.81
)
(15,768.57
0.00
0.00
1,612,676.82
13,068.18
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
2,388,920.46
0.00
2,388,920.46
Principal Distribution Amount
0.00

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Revised Date:
Cash Reconciliation Summary Pool 3
Pool 3 Overcollateralization Deficiency
Pool 3 Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
463,530.36
0.00
)
(3,095.14
Less Other Adjustment
0.00
Total
1,380,371.60
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
1,363,565.13
0.00
0.00
0.00
0.00
68,023.55
159,851.85
227,875.40
482,909.52
1,703,027.82
0.00
0.00
0.00
2,185,937.34
2,413,812.74
3,777,377.87
3,777,377.87
292,562,903.70
770
227,875.40
2,185,937.34
5
0.00
0.00
0
0.00
0
290,149,090.96
765
167,510.92
1,030,386.55
159,851.85
919,936.38
162,002.00
929,870.28
19,901.61
0.00
)
(3,095.14
41,049.00
57,855.46
3,095.14
0.00
0.00
0.00
3,095.14
3,095.14
0.00
Advance Summary (Advance Made by Servicer)
)
(16,806.47
1,363,565.13
Interest Not Advanced (
Current Period
)
0.00
919,936.38
Less Non Recovered
)
(1,020,452.65
)
(165,360.77
0.00
0.00
398,917.83
634,641.17
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
2,413,812.74
0.00
2,413,812.74
Principal Distribution Amount
0.00

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
7,277.45
7,277.45
Total Excess Allocated to the Bonds
7,277.45
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
7,277.45
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Revised Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int erest
Proceeds
Other
Int erest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int erest
Int erest
Payment
Amount
Deductions
Outstanding
Deposits from
YM
Agreement
0.00
1-A1
31
331,747.40
331,747.40
Act/360
0.00
0.00
331,747.40
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
1-A2A
30
62,750.00
62,750.00
30/360
0.00
0.00
62,750.00
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
1-A2B
30
243,793.46
243,793.46
30/360
0.00
0.00
243,793.46
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
1-A3
30
105,466.67
105,466.67
30/360
0.00
0.00
105,466.67
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
1-A4A
30
44,416.67
44,416.67
30/360
0.00
0.00
44,416.67
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
1-A4B
30
120,960.00
120,960.00
30/360
0.00
0.00
120,960.00
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
1-A5A
30
40,012.50
40,012.50
30/360
0.00
0.00
40,012.50
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
1-A5B
30
86,826.00
86,826.00
30/360
0.00
0.00
86,826.00
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
2-A1A
30
482,660.21
482,660.21
30/360
0.00
0.00
482,660.21
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
2-A1B
30
62,714.09
62,714.09
30/360
0.00
0.00
62,714.09
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M1
31
29,878.25
29,878.25
Act/360
0.00
0.00
29,878.25
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M2
31
24,989.90
24,989.90
Act/360
0.00
0.00
24,989.90
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
M3
31
23,239.19
23,239.19
Act/360
0.00
0.00
23,239.19
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
P
30
7,277.48
7,277.48
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
X
30
1,612,142.60
0.00
30/360
867,227.15
0.00
744,915.45
0.00
0.00
0.00
744,915.45
1,612,142.60
0.00
No
0.00
3-A1
30
350,991.02
350,991.02
30/360
0.00
0.00
350,991.02
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-A2
30
86,061.85
86,061.85
30/360
0.00
0.00
86,061.85
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-A3
30
305,159.45
305,159.45
30/360
0.00
0.00
305,159.45
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-A4
30
163,542.58
163,542.58
30/360
0.00
0.00
163,542.58
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-A5
30
246,436.55
246,436.55
30/360
0.00
0.00
246,436.55
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-M1
30
13,288.50
13,288.50
30/360
0.00
0.00
13,288.50
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-M2
30
16,243.33
16,243.33
30/360
0.00
0.00
16,243.33
0.00
0.00
0.00
0.00
0.00
0.00
No
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Revised Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int erest
Proceeds
Other
Int erest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int erest
Int erest
Payment
Amount
Deductions
Outstanding
Deposits from
YM
Agreement
0.00
3-M3
30
9,473.75
9,473.75
30/360
0.00
0.00
9,473.75
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-P
30
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
3-X
30
398,483.78
0.00
30/360
229,807.62
0.00
168,676.16
0.00
0.00
0.00
168,676.16
398,483.78
0.00
No
0.00
0.00
1,097,034.77
3,764,242.98
4,868,555.23
2,857,928.85
0.00
0.00
0.00
913,591.61
2,010,626.38
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Revised Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
2.00
1.00
1-A1
4.43%
4.59%
3/26/2040
120,534,793.08
0.00
0.00
129,715,505.22
136,413,000.00
188,088.29
0.00
0.00
519,745.71
8,472,878.14
1-A2A
4.43%
4.59%
3/26/2040
15,000,000.00
0.00
0.00
15,000,000.00
15,000,000.00
0.00
0.00
0.00
0.00
0.00
1-A2B
4.43%
4.59%
3/26/2040
62,645,000.00
0.00
0.00
62,645,000.00
62,645,000.00
0.00
0.00
0.00
0.00
0.00
1-A3
4.43%
4.59%
3/26/2040
25,312,000.00
0.00
0.00
25,312,000.00
25,312,000.00
0.00
0.00
0.00
0.00
0.00
1-A4A
4.43%
4.59%
3/26/2040
10,000,000.00
0.00
0.00
10,000,000.00
10,000,000.00
0.00
0.00
0.00
0.00
0.00
1-A4B
4.43%
4.59%
3/26/2040
27,648,000.00
0.00
0.00
27,648,000.00
27,648,000.00
0.00
0.00
0.00
0.00
0.00
1-A5A
4.43%
4.59%
3/26/2040
9,900,000.00
0.00
0.00
9,900,000.00
9,900,000.00
0.00
0.00
0.00
0.00
0.00
1-A5B
4.43%
4.59%
3/26/2040
20,880,000.00
0.00
0.00
20,880,000.00
20,880,000.00
0.00
0.00
0.00
0.00
0.00
2-A1A
4.43%
4.59%
3/26/2040
111,925,614.65
0.00
0.00
114,239,103.44
116,482,000.00
18,528.74
0.00
0.00
199,276.85
2,095,683.20
2-A1B
4.43%
4.59%
3/26/2040
14,542,969.53
0.00
0.00
14,843,570.94
15,135,000.00
2,407.52
0.00
0.00
25,892.89
272,301.00
M1
2.66%
2.76%
3/26/2040
10,451,000.00
0.00
0.00
10,451,000.00
10,451,000.00
0.00
0.00
0.00
0.00
0.00
M2
1.13%
1.17%
3/26/2040
8,129,000.00
0.00
0.00
8,129,000.00
8,129,000.00
0.00
0.00
0.00
0.00
0.00
M3
0.00%
0.00%
3/26/2040
6,503,000.00
0.00
0.00
6,503,000.00
6,503,000.00
0.00
0.00
0.00
0.00
0.00
P
NA
NA
3/26/2040
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
X
NA
NA
3/26/2040
445,084,054.08
0.00
0.00
456,133,940.97
464,498,534.22
0.00
0.00
0.00
0.00
0.00
3-A1
4.43%
4.59%
3/26/2040
78,728,173.13
0.00
0.00
81,310,662.03
84,280,000.00
227,875.40
0.00
0.00
168,676.16
2,185,937.34
3-A2
4.43%
4.59%
3/26/2040
24,186,000.00
0.00
0.00
24,186,000.00
24,186,000.00
0.00
0.00
0.00
0.00
0.00
3-A3
4.43%
4.59%
3/26/2040
81,922,000.00
0.00
0.00
81,922,000.00
81,922,000.00
0.00
0.00
0.00
0.00
0.00
3-A4
4.43%
4.59%
3/26/2040
40,971,000.00
0.00
0.00
40,971,000.00
40,971,000.00
0.00
0.00
0.00
0.00
0.00
3-A5
4.43%
4.59%
3/26/2040
55,379,000.00
0.00
0.00
55,379,000.00
55,379,000.00
0.00
0.00
0.00
0.00
0.00
3-M1
2.66%
2.76%
3/26/2040
2,953,000.00
0.00
0.00
2,953,000.00
2,953,000.00
0.00
0.00
0.00
0.00
0.00
3-M2
1.13%
1.17%
3/26/2040
3,544,000.00
0.00
0.00
3,544,000.00
3,544,000.00
0.00
0.00
0.00
0.00
0.00
3-M3
0.00%
0.00%
3/26/2040
2,067,000.00
0.00
0.00
2,067,000.00
2,067,000.00
0.00
0.00
0.00
0.00
0.00
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Revised Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
9.00
3-P
NA
NA
3/26/2040
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
3-X
NA
NA
3/26/2040
290,149,090.96
0.00
0.00
292,562,903.70
295,302,434.05
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
436,899.95
0.00
13,026,799.68
913,591.61
759,800,200.00
733,221,750.39
747,599,041.63
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Other Related Information
Revised Date:
$7,195.13
Insurance
Insured Payments to Class:
0.00
0.00
0.00
0.00
1-A2A
1-A4B
1-A5A
3-A5

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
1.34%
1.35%
0.11%
0.13%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
36
9,949,826
3
941,824
0
0
0
0
2,638
724,341,494
98.54%
98.52%
0.18%
0.35%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
5
2,644,401
0
0
0
0
0
0
2,717
746,052,443
99.82%
99.65%

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool 1
1.77%
1.84%
0.17%
0.26%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
21
5,719,850
2
801,904
0
0
0
0
1,162
304,065,715
98.06%
97.90%
0.25%
0.53%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
3
1,707,894
0
0
0
0
0
0
1,209
317,540,543
99.75%
99.47%

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool 2
1.38%
1.59%
0.14%
0.10%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
10
2,134,755
1
139,920
0
0
0
0
716
132,221,909
98.49%
98.31%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
0
0
0
0
0
0
0
0
740
136,885,505
100.00%
100.00%

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool 3
0.65%
0.72%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
5
2,095,221
0
0
0
0
0
0
760
288,053,870
99.35%
99.28%
0.26%
0.32%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
2
936,508
0
0
0
0
0
0
768
291,626,396
99.74%
99.68%

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 1
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 2
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 3
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 3
25-Apr-05
2,677
97.31%
735,233,145
96.77%
1.65%
1.62%
0
0.00%
0
0.00%
353
6.30%
6.04%
45
12,098,393
0.00
0.00
0.00
0.00
25-Mar-05
2,722
98.95%
748,696,845
98.54%
1.05%
1.39%
0
0.00%
0
0.00%
354
6.30%
6.05%
29
10,583,275
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 1
25-Apr-05
1,185
43.08%
310,587,470
40.88%
2.23%
2.52%
0
0.00%
0
0.00%
350
6.67%
6.42%
27
8,042,500
0.00
0.00
0.00
0.00
25-Mar-05
1,212
44.06%
319,248,436
42.02%
1.14%
1.81%
0
0.00%
0
0.00%
351
6.67%
6.42%
14
5,874,252
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 2
25-Apr-05
727
26.43%
134,496,584
17.70%
1.76%
1.72%
0
0.00%
0
0.00%
357
6.38%
6.13%
13
2,352,865
0.00
0.00
0.00
0.00
25-Mar-05
740
26.90%
136,885,505
18.02%
1.46%
1.62%
0
0.00%
0
0.00%
358
6.39%
6.14%
11
2,254,028
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 3
25-Apr-05
765
27.81%
290,149,091
38.19%
0.65%
0.58%
0
0.00%
0
0.00%
355
5.84%
5.59%
5
1,703,028
0.00
0.00
0.00
0.00
25-Mar-05
770
27.99%
292,562,904
38.51%
0.52%
0.83%
0
0.00%
0
0.00%
356
5.85%
5.60%
4
2,454,995
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Pool 1
Current Total
Cumulative
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Pool 2
Current Total
Cumulative
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-May-05
25-Apr-05
25-Mar-05
25-May-05
22-Apr-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Pool 3
Current Total
Cumulative
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 722414.2
Series 2005-4XS
Mortgage Pass-Through Certificates
22-Apr-05
25-May-05
25-Mar-05
25-Apr-05
22-May-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Revised Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
22-May-2005 - 17:13 (U138-U166) (c) 2005 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the
Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the
Mortgaged Properties.
(A)